                                                                    EXHIBIT 23.4

                                    CONSENT

     We hereby consent to the reference to our firm under the heading "Experts" in the Prospectus which forms a part of the Registration Statement on Form S-1 of UroQuest Corporation.


                                          Griffin, Butler, Whisenhunt & Kurtossy


                                          By F. Prince Butler
June 28, 1996